                                                                    EXHIBIT 10.2



                       AMENDMENT NO. 1, CONSENT AND WAIVER




                  AMENDMENT NO. 1, CONSENT AND WAIVER, dated as of November 12, 2003 (this "Amendment"), to the Credit Agreement, dated as of February 4, 2003 (as amended to the date hereof, the "Credit Agreement"), among WARNACO INC., a Delaware corporation (the "Borrower"), THE WARNACO GROUP, INC. ("Group"), the financial institutions from time to time party thereto as lenders (the "Lenders"), the financial institutions from time to time party thereto as issuers (the "Issuers"), CITICORP NORTH AMERICA, INC. ("CNAI"), as administrative agent and collateral agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"), JPMORGAN CHASE BANK, as syndication agent for the Lenders and the Issuers and BANK OF AMERICA, NA, THE CIT GROUP/COMMERCIAL SERVICES, INC., and CONGRESS FINANCIAL CORPORATION (CENTRAL), each as a co-documentation agent for the Lenders and Issuers. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.


                              W I T N E S S E T H:

                  WHEREAS, the Borrower, Group, the Lenders, the Issuers and the Administrative Agent are party to the Credit Agreement and the undersigned Lenders constitute the Requisite Lenders;

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders constituting the Requisite Lenders agree to amend the Credit Agreement to increase the aggregate Permitted Acquisition Consideration available for Permitted Acquisitions;

                  WHEREAS, the Borrower has also requested that the Administrative Agent and the Lenders constituting the Requisite Lenders (i) consent to the sale by the Warnaco Entities of all right, title, and interest in and to (A) the WHITE STAG trademarks which include all marks in either typed or stylized form that include WHITE STAG, formatives of STAG (including STAG, STAG SUITS, STAG STRETCH), the image of a leaping stag, and/or any foreign translation of the foregoing, such as HIRSCH WEIS, which are used, registered, and/or applied for in the United States and elsewhere throughout the world, as set forth on Schedule A attached hereto (collectively, the "White Stag Trademarks") and (B) assets relating to the business of designing, manufacturing and merchandising women's apparel under the "A.B.S. by Allen Schwartz", "ABS Sportswear", "Allen B." and "Allen by ABS" labels, including operating of retail stores in New York and California under the "A.B.S." and "A.B.S. by Allen Schwartz" marks (the "Allen B. Schwartz Business") and (ii) agree to waive certain requirements of Sections 2.5 (Reduction and Termination of the Commitments) and 8.4(b) (Sale of Assets) of the Credit Agreement to the extent applicable to the sale of the White Stag Trademarks and Allen B. Schwartz Business; and

                  WHEREAS, pursuant to Section 11.1 (Amendments, Waiver, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to amend and waive the provisions of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1.        Consent and Waiver

                  (a) Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Lenders constituting the Requisite Lenders, and the Administrative Agent hereby:

                           (i) agree that Group has given notice pursuant to
         Section 6.4 of the Credit Agreement with respect to the Proposed Sales (as defined below);

                           (ii) consent to the sale by the Warnaco Entities of
         (A) the White Stag Trademarks to Wal-Mart Stores, Inc. for cash consideration in an aggregate amount of not less than Thirty Two Million ($32,000,000), of which not less than $5,000,000 is payable upon execution of that certain Trademark Purchase and Design Services Agreement by and among, Authentic Fitness Corporation, Authentic Fitness Products, Inc., Warnaco Inc. and Wal-Mart Stores, Inc. and the balance of which is payable on or before June 30, 2007 (the "White Stag Sale") and (B) the Allen B. Schwartz Business to Harmony Collection, LLC and Aquarius Rags, LLC for cash consideration in an aggregate amount of not less than Fifteen Million Dollars ($15,000,000), which is payable pursuant to that certain Asset Agreement by and among, A.B.S. Closing Collection, Inc., Gregory Street, Inc., Warnaco Inc., Warnaco U.S., Inc, Harmony Collection, LLC and Aquarius Rags, LLC (the "ABS Sale," which, together with the White Stag Sale, the "Proposed Sales"); provided, however, that the terms of each Proposed Sale shall comply with the requirements of clauses (b)(i), (b)(iii) and (b)(iv) of
         Section 8.4 (Sale of Assets) of the Credit Agreement;

                           (iii) agree not to count the Net Cash Proceeds arising from the Proposed Sales against the $20,000,000 basket set forth in clause (b)(v) of Section 8.4 (Sale of Assets) of the Credit Agreement;

                           (iv) agree that the receipt by Warnaco Entities of Net Cash Proceeds arising from the Proposed Sales shall not result in a reduction of the Commitments pursuant to Section 2.5 (Reduction and Termination of the Commitments) of the Credit Agreement (whether or not the Warnaco Entities choose to reinvest such Net Cash Proceeds in a Permitted Acquisition or in replacement of fixed assets); and

                           (v) waive compliance with the provisions of Section
         2.9 (Mandatory Prepayments) of the Credit Agreement with respect to Net Cash Proceeds arising from the Proposed Sales; provided, however, that such Net Cash Proceeds shall be applied to the Obligations as set forth in Section 2.9(e) of the Credit Agreement.

                  (b) The Requisite Lenders hereby direct the Administrative Agent to execute and deliver to the Warnaco Entities all releases or other documents that the Administrative Agent deems reasonably necessary to effect the Proposed Sales contemplated and consented to hereby, in each case at the request and sole expense of the Loan Parties.

         Section 2. Amendments to Credit Agreement

                  The Credit Agreement is, effective as of the Amendment Effective Date and subject the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:

                  (a) Insertion of the definition of "Cash on Hand" in Article I (Definitions, Interpretation and Accounting Terms). The following definition of "Cash on Hand" shall be inserted in the correct alphabetical order as follows:

                  "Cash on Hand" means an amount equal to the amount of cash and Cash Equivalents on deposit in the Cash Collateral Accounts less the aggregate amount of accounts payable and other unpaid expenses of the Warnaco Entities which, in Group's reasonable judgment, are in excess of ordinary course accounts payable and unpaid expenses as certified in a certificate of a Responsible Officer of Group delivered to the Administrative Agent prior to the consummation of a Proposed Acquisition or repurchase of Take Out Securities utilizing Cash on Hand.

                  (b) Amendment to the definition of "Eligibility Reserves" in
Article I (Definitions, Interpretation and Accounting Terms). The definition of Eligibility Reserve shall be amended and restated in its entirety as follows:

                  "Eligibility Reserve" means, effective as of three (3) Business Days after the date of written notice of any determination thereof to the Borrower by the Administrative Agent, such amounts as the Administrative Agent, in its sole discretion exercised reasonably, may from time to time establish against the gross amounts of Eligible Receivables, Eligible Finished Inventory or Eligible Other Inventory, to reflect (a) risks or contingencies arising after the Closing Date which may affect any one or class of such items and which have not already been taken into account in the calculation of the Borrowing Base, (b) Cash Management Obligations owing to the Agents that constitute Secured Obligations as of the date of the most recent report delivered to the Administrative Agent pursuant to Section 6.12(e) and (c) (i) at any time that Available Credit is less than $50,000,000 or during an Event of Default, upon the written request of any Lender that is (or whose Affiliate is) party to that certain Hedging Contract, dated as of September 18, 2003, with the Borrower, the aggregate obligations of the Borrower under such Hedging Contract calculated on a mark to market basis or (ii) at any time that such Hedging Contract has been terminated, the amount due and owing pursuant to such Hedging Contract; provided that any reserve pursuant to this clause (c) shall not exceed $5,000,000 at any time.

                  (c) Amendment to the definition of "Fixed Charge Coverage Ratio" in Article I (Definitions, Interpretation and Accounting Terms). The definition of Fixed Charge Coverage Ratio shall be amended and restated in its entirety as follows:

                  "Fixed Charge Coverage Ratio" means, with respect to any Person for any period, the ratio of (a) EBITDAR of such Person for such period minus (x) Capital Expenditures of such Person for such period and (y) cash consideration paid during such period by such Person or any of its Subsidiaries in respect of a Permitted Acquisition for such period (in each case net of any such cash consideration which is a reinvestment of Net Cash Proceeds arising from an Asset Sale), minus the total income tax liability actually payable by such Person and its Subsidiaries in respect of such period minus the total restructuring charges incurred by such Person and its Subsidiaries after the Effective Date and paid during such period to (b) the Fixed Charges of such Person for such period.

                  (d) Amendment to the definition of "Permitted Acquisition" in
Article I (Definitions, Interpretation and Accounting Terms). Clauses (d) and
(f) of the definition of "Permitted Acquisition" are hereby amended and restated in their entirety to read as follows:

                  (d) the Dollar Equivalent of the aggregate Permitted Acquisition Consideration for such Proposed Acquisition and all other Permitted Acquisitions shall not exceed an amount equal to $15,000,000 (provided that the Stock and Stock Equivalents of Group forming part of such consideration shall be excluded from the calculation of the foregoing $15,000,000 limit); provided, however, if on the date of consummation of any Proposed Acquisition, no Loans are outstanding, then the aggregate Permitted Acquisition Consideration for such Proposed Acquisition may be increased by an amount equal to the then available Cash on Hand;

                  (f) the Borrower shall (i) have delivered to the Administrative Agent, upon the request of the Administrative Agent, promptly upon its becoming available, the acquisition agreement

         (including all schedules), all financial information, financial analysis, projections and similar documentation relating to the proposed acquisition, and (ii) use its reasonable commercial efforts to provide such additional documentation or other information relating to such Proposed Acquisition that the Administrative Agent shall reasonably request, including, without limitation, financial projections on a Pro Forma Basis after giving effect to the Proposed Acquisition.

                  (e) Amendments to Section 2.9 (Mandatory Prepayments). Section 2.9(e) shall be amended and restated in its entirety as follows:

                  (e) Except in the case where Section 2.13(h) shall be applicable, all available funds in each Cash Collateral Account (other than an amount equal to any proceeds arising from a Reinvestment Event that are held in the Cash Collateral Account pending application of such proceeds as specified in a Reinvestment Notice) shall be applied on a daily basis: first to repay the outstanding principal amount of the Swing Loans until such Swing Loans have been repaid in full; second, to repay the outstanding principal amount of the Revolving Loans until such Revolving Loans have been repaid in full; third to any other Obligation then due and payable and then to cash collateralized in the manner set forth in Section 9.3 all outstanding Letter of Credit Obligations. The Administrative Agent agrees so to apply such funds and the Borrower consents to such application. If at any time there is no Event of Default that is continuing, and there are no Loans outstanding and no other Obligations are then due and payable and all outstanding Letter of Credit Obligations have been cash collateralized in the manner set forth in Section 9.3 then the Administrative Agent shall cause any remaining funds in the Cash Collateral Accounts to be paid at the written direction of the Borrower. Notwithstanding the immediately preceding sentence, at any time there is no Event of Default that is continuing, there are no Loans outstanding and no other Obligations are then due and payable (i) the Administrative Agent shall cause any funds in the Cash Collateral Accounts to be paid at the written direction of the Borrower if such funds are being used for a Permitted Acquisition or to repurchase Take-Out Securities in accordance with Section 8.6(b) and (ii) the Administrative Agent may, in its sole discretion, cause any funds in the Cash Collateral Accounts to be paid at the written direction of the Borrower for any other purpose.

                  (f) Amendments to Section 5.2 (Minimum Fixed Charge Coverage Ratio). Section 5.2 (Minimum Fixed Charge Coverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  Minimum Fixed Charge Coverage Ratio. Group shall maintain a Fixed Charge Coverage Ratio, as determined as of the last day of each Fiscal Quarter set forth below, for the four Fiscal Quarters ending on such day of at least the minimum ratio set forth below opposite such Fiscal Quarter:


           -----------------------------------------------------
                                                  MINIMUM FIXED
            FISCAL QUARTER ENDING ON             CHARGE COVERAGE
                    OR ABOUT                          RATIO
           -----------------------------------------------------
              December 31, 2003                     2.00 to 1
           -----------------------------------------------------
                March 31, 2004                      1.50 to 1
           -----------------------------------------------------
                June 30, 2004                       1.50 to 1
           -----------------------------------------------------
           September 30, 2004 and each              1.75 to 1
          Fiscal Quarter ending thereafter
           -----------------------------------------------------


                  (g) Amendments to Section 5.3 (Capital Expenditures). Section
5.3 (Capital Expenditures) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 5.3 CAPITAL EXPENDITURES. Group will not permit Capital Expenditures by the Borrower and the other Subsidiaries of Group to be made or incurred during each Fiscal Year set forth below to exceed $32,000,000; provided, however, that (a) to the extent that actual Capital Expenditures for any such Fiscal Year shall be less than $32,000,000 (without giving effect to the carryover permitted by this proviso), the amount of such shortfall (not to exceed 50% of the available amount for such Fiscal Year) shall be, in addition, available for Capital Expenditures in the next succeeding Fiscal Year, (b) Capital Expenditures shall not include any amounts credited to, or received by, any Warnaco Entity in connection with a substantially contemporaneous trade in or Capital Expenditures constituting a reinvestment of Net Cash Proceeds in replacement assets pursuant to
         Section 2.9(b)(i) and (c) in the event of a sale of the Stock or the assets by a Warnaco Entity constituting a business division of the Warnaco Entities, (other than the Allen B. Schwartz Business) each maximum Capital Expenditure level set forth above for the Fiscal Year ending after such sale shall be reduced by an amount equal to the Capital Expenditure allocable to such business division, as listed on
         Schedule 5.3 (Capital Expenditure Adjustments) with respect to such period (or, if such sale occurs during such period, such portion of such period occurring after such sale), provided that the foregoing formula and timing of the application of the reduction in maximum Capital Expenditure levels may be adjusted in the reasonable discretion of the Administrative Agent to take into consideration the terms of such sale.

                  (h) Amendments to Article VI (Reporting Covenants)

                  Section 6.12 (Borrowing Base Determination) of the Credit Agreement is hereby amended by inserting a new clause (f) at the end thereof to read in its entirety as follows:

                  (f) In connection with the consummation of a Permitted Acquisition, no Eligible Receivables, Eligible Finished Inventory and Eligible Other Inventory of any Proposed Acquisition Target acquired in connection with such Permitted Acquisition may be included in the Borrowing Base to the extent provided for in this Agreement unless and until the Administrative Agent shall have received the results of the appraisals, field audits, test verifications and other evaluations of such Collateral as it may reasonably request of the type specified in clauses (b), (c) and (d) above, at the sole cost and expense of Group and the Borrower.

                  (i) Amendments to Section 8.3 (Investments). Section 8.3 (Investments) of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (h) thereof, (ii) renaming clause (i) thereof as clause (j) (and renumbering accordingly each reference to such clause in any Loan Document) and (iii) inserting a new clause (i) immediately after clause (h) thereof to read in its entirety as follows:

                  (i) Investments by the Borrower or any Subsidiary Guarantor in Permitted Acquisitions; and

                  (j) Amendments to Section 8.6(b) (Prepayment and Cancellation of Indebtedness). Section 8.6(b) (Prepayment and Cancellation of Indebtedness) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (b) Neither Group nor the Borrower shall, nor shall they permit any of their respective Subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness; provided, however, that any Warnaco Entity may: (i) prepay the Obligations in accordance with the terms of this Agreement, (ii) make regularly scheduled or otherwise required repayments or redemptions of Indebtedness (other than the Second Lien Notes in respect of which payments may only be made subject to clause (c) and clause (d) below), (iii) prepay any intercompany Indebtedness payable to the Borrower or any of its Subsidiaries by the Borrower or any of its Subsidiaries, (iv) beginning on June 30, 2004 repurchase the Take-Out Securities in the open market using then available Cash On Hand in an aggregate amount not to exceed $10,000,000, and (v) renew, extend, refinance and refund Indebtedness, as long as such renewal, extension, refinancing or refunding is permitted under Section 8.1(g).

                  (k) Amendments to Article X (The Administrative Agent)

                      Clause (b) of Section 10.7 (Concerning the Collateral and the Collateral Documents) of the Credit Agreement is hereby amended by (x) deleting the "and" at the end of subclause (ii) thereof, (y) replacing the period at the end of subclause (iii) thereof with the text "; and" and (z) inserting new subclauses (iv) and (v) at the end thereof to read in their entirety as follows:

                  (iv) that portion of any available funds held in a Cash Collateral Account (including funds being held as cash collateral for any Letter of Credit) to the extent provided or permitted by Section 2.9(e) (Mandatory Prepayments).

         Section 3. Conditions Precedent to the Effectiveness of this Amendment

                  This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the "Amendment Effective Date") or duly waived by the Administrative Agent:

                  (a) Certain Documents

                  The Administrative Agent shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

                      (i) this Amendment, duly executed by the Borrower, Group, the Administrative Agent and Lenders constituting Requisite Lenders;

                      (ii) the Consent, Agreement and Affirmation of Guaranty in form attached hereto as Exhibit A, duly executed by each of the Subsidiary Guarantors; and

                      (iii) such additional documentation as the Administrative Agent may reasonably require.

                  (b) Representations and Warranties

                  Each of the representations and warranties contained in
Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein.

                  (c) No Default or Event of Default

                  After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date.

                  (d) Fees and Expenses Paid

                  The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

         Section 4. Representations and Warranties

                  On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

                  (a) this Amendment has been duly authorized, executed and delivered by the Borrower and Group and constitutes a legal, valid and binding obligation of the Borrower and Group, enforceable against the Borrower and Group in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and Group, enforceable against the Borrower and Group in accordance with its terms;

                  (b) each of the representations and warranties contained in
Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

                  (c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and

                  (d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

         Section 5. Reference to the Effect on the Loan Documents

                  (a) As of the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "thereunder," "thereof" and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

                  (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

                  (d) This Amendment is a Loan Document.

         Section 6. Execution in Counterparts

                  This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         Section 7. Governing Law

                  This Amendment shall be governed by and construed in accordance with the law of the State of New York.

         Section 8. Section Titles

                  The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

         Section 9. Notices

                  All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

         Section 10. Severability

                  The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

         Section 11. Successors

                  The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         Section 12. Waiver of Jury Trial

                  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                          WARNACO INC.,
                           as Borrower



                          By: /s/ Jay A. Galluzzo
                              -------------------
                              Name: Jay A. Galluzzo
                              Title: Vice President, General Counsel & Secretary


                          THE WARNACO GROUP, INC.,
                           as Group


                          By: /s/ Jay A. Galluzzo
                              -------------------
                              Name: Jay A. Galluzzo
                              Title: Vice President, General Counsel & Secretary


                          CITICORP NORTH AMERICA INC.,
                           as Administrative Agent and a Lender


                          By: /s/ Brenda Cotsen
                              -----------------
                              Name: Brenda Cotsen
                              Title: Director - Asset Based Finance


                          JPMORGAN CHASE BANK,
                           as Syndication Agent and a Lender


                          By: /s/ [illegible]
                              ---------------
                              Name: [illegible]
                              Title:


                          BANK OF AMERICA, NA,
                           as a Co-Documentation Agent, an Issuer and a Lender



                          By:___________________________
                             Name:
                             Title:



             SIGNATURE PAGE TO AMENDMENT NO. 1, CONSENT AND WAIVER

                                       THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                                        as a Co-Documentation Agent and a Lender


                                       By: /s/Lisa Murakami
                                           ----------------
                                           Name: Lisa Murakami
                                           Title: Vice President


                                       CONGRESS FINANCIAL CORPORATION (CENTRAL)
                                        as a Co-Documentation Agent and a Lender


                                       By: /s/ Anthony Vizgirda
                                           --------------------
                                           Name: Anthony Vizgirda
                                           Title: First Vice President


                                       THE BANK OF NOVA SCOTIA,
                                        as an Issuer and a Lender


                                       By: /s/ Todd S. Meller
                                           ------------------
                                           Name: Todd S. Meller
                                           Title: Managing Director


                                       AMSOUTH BANK,
                                        as a Lender


                                       By:___________________________
                                          Name:
                                          Title:


                                       FLEET RETAIL FINANCE INC.,
                                        as a Lender


                                       By: /s/ Sally A. Sheehan
                                           --------------------
                                           Name: Sally A. Sheehan
                                           Title: Managing Director



             SIGNATURE PAGE TO AMENDMENT NO. 1, CONSENT AND WAIVER

                                WELLS FARGO FOOTHILL (formerly, Foothill Capital
                                 Corporation),
                                 as a Lender


                                By:___________________________
                                   Name:
                                   Title:


                                GMAC COMMERCIAL FINANCE LLC,
                                 as a Lender


                                By: /s/ [illegible]
                                    ---------------
                                    Name: [illegible]
                                    Title: Vice President


                                MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL
                                 LYNCH BUSINESS FINANCIAL SERVICES INC.,
                                 as a Lender


                                By: /s/ [illegible]
                                    --------------
                                    Name: [illegible]
                                    Title: Vice President


                                NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                 as a Lender


                                By: /s/ [illegible]
                                    --------------
                                    Name: [illegible]
                                    Title: Asst. Vice President


                                LASALLE BUSINESS CREDIT, LLC,
                                 as a Lender


                                By: /s/ Karoline A. Moxham
                                    ----------------------
                                    Name: Karoline A. Moxham
                                    Title: Asst. Vice President





             SIGNATURE PAGE TO AMENDMENT NO. 1, CONSENT AND WAIVER

                                   ORIX FINANCIAL SERVICES, INC.,
                                    as a Lender


                                   By: /s/ [illegible]
                                       ---------------
                                       Name: [illegible]
                                       Title: Vice President


                                   PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender


                                   By:___________________________
                                      Name:
                                      Title:


                                   SIEMENS FINANCIAL SERVICES, INC.,
                                    as a Lender


                                   By:___________________________
                                      Name:
                                      Title:


                                   WHITEHALL BUSINESS CREDIT CORPORATION,
                                    as a Lender


                                   By: /s/ Joseph A. Klapkowski
                                       ------------------------
                                       Name: Joseph A. Klapkowski
                                       Title: Duly Authorized Signatory


                                   UPS CAPITAL CORPORATION,
                                    as a Lender


                                   By: /s/ Mike Tobin
                                       --------------
                                       Name: Mike Tobin
                                       Title: Senior Vice President





             SIGNATURE PAGE TO AMENDMENT NO. 1, CONSENT AND WAIVER

                                                                       EXHIBIT A


                 CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY


                  Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment No. 1, Consent and Waiver in its capacity as a Guarantor under the Credit Agreement and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified thereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified thereby).


                                            184 BENTON STREET INC.
                                            A.B.S. CLOTHING COLLECTION, INC.
                                            ABBEVILLE MANUFACTURING COMPANY
                                            AUTHENTIC FITNESS CORPORATION
                                            AUTHENTIC FITNESS ON-LINE, INC.
                                            AUTHENTIC FITNESS PRODUCTS INC.
                                            AUTHENTIC FITNESS RETAIL INC.
                                            CALVIN KLEIN JEANSWEAR COMPANY
                                            CCC ACQUISITION CORP.
                                            C.F. HATHAWAY COMPANY
                                            CKJ HOLDINGS, INC.
                                            DESIGNER HOLDINGS LTD.
                                            GREGORY STREET, INC.
                                            JEANSWEAR HOLDINGS, INC.
                                            KAI JAY MANUFACTURING COMPANY
                                            MYRTLE AVENUE, INC.
                                            OUTLET HOLDINGS, INC.
                                            OUTLET STORES, INC.
                                            RIO SPORTSWEAR, INC.
                                            UBERTECH PRODUCTS, INC.
                                            WARNACO MEN'S SPORTSWEAR, INC.
                                            WARNACO PUERTO RICO, INC.
                                            WARNACO SOURCING INC.
                                            WARNACO U.S. INC.
                                            WARNER'S DE COSTA RICA INC.,
                                            as Guarantors


                                            By:
                                                 Name:
                                                 Title:


                                            PENHALIGON'S BY REQUEST, INC.,
                                             as Guarantor


                                            By:
                                                 Name:
                                                 Title:






       [SIGNATURE PAGE TO CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY]

                                            THE WARNACO GROUP, INC.,
                                             as Guarantor


                                            By:
                                                 Name:
                                                 Title:


                                            WARNACO INTERNATIONAL, LLC,
                                             as Guarantor


                                            By:
                                                 Name:
                                                 Title:
















       [SIGNATURE PAGE TO CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY]